MAINSTAY VP FUNDS TRUST

MainStay VP ICAP Select Equity Portfolio

(the “Portfolio”)

Supplement dated September 29, 2015 (“Supplement”) to the Summary Prospectus and Prospectus

dated May 1, 2015, as supplemented (the “Prospectus”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus. Unless otherwise noted, all changes will take effect on September 29, 2015.

Jerrold K. Senser will continue to serve as a portfolio manager for the Portfolio until September 30, 2016. From September 29, 2015 through September 30, 2016, Mr. Senser will assume the role of Co-Chief Investment Officer and Chairman of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

Thomas M. Cole will also assume the role of Co-Chief Investment Officer of ICAP. The portfolio management team for the Portfolio will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.